SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                   --------------


                                      FORM 8-K/A

                                   CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


                                   --------------


         Date of Report (Date of earliest event reported): October 22, 2003



                            ON THE GO HEALTHCARE, INC.
               (Exact name of registrant as specified in its charter)


         DELAWARE                      333-61538                98-0231687
     ---------------             --------------------       -------------------
     (State or Other                 (Commission            (IRS Employer
      Jurisdiction of                 File Number)          Identification No.)
        Incorporation)

                               85 Corstate Avenue, Unit #1
                                    Concord, Ontario
                                     Canada L4K 4Y2
                  ---------------------------------------------------
                  (Address of principal executive offices) (Zip Code)


           Registrant's telephone number, including area code:  (905) 760-2987



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     On October 31, 2003 On The Go Healthcare, Inc completed an acquisition of all of the operating assets of Compuquest Inc. effective
October 1, 2003 (the "Acquired Assets") The acquisition was effected in accordance with the terms of the Agreement of Purchase and Sale dated
October 21, 2003 (the "Purchase Agreement") by and among International
Mount Company Ltd., a wholly-owned subsidiary of On The Go, and Compuquest Inc.

     The description of the transaction contained herein is qualified in its entirety by reference to the Agreement of Purchase and Sale (Exhibit 10.1 filed on Form 8-K on October 22, 2003.) which is incorporated by reference.

     This report contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, economic conditions affecting retailers; our continued success introducing new products; our ability to finance our planned expansion efforts; and changes in regulations affecting our core businesses. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


(b)  PRO FORMA FINANCIAL INFORMATION

     The following audited condensed consolidated financial information sets forth the consolidated financial position and consolidated results of operations of On The Go and Compuquest Inc.(Computer Division) assuming the combination was accounted for using the purchase method of accounting and that the combination was consummated (i) On July 31, 2003 for the audited pro forma condensed consolidated balance sheet and (ii) as of August 1, 2002 for the audited pro forma condensed consolidated statements of operations. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values and useful lives, which are subject to further adjustment based on future events and future analysis.

     The pro forma information consolidates On The Go's Historical consolidated balance sheet as of July 31,2003 with the historical balance sheet of Compuquest Inc.(Computer Division) as of July 31, 2003 and On The Go's historical consolidated statement of operations for the fiscal year ended
July 31, 2003 with the Compuquest Inc.(Computer Division) Historical consolidated statement of operations for the fiscal year ended
July 31, 2003.

     The pro forma condensed consolidated balance sheet and statement of operations have been prepared by the management of On The Go. The following proforma condensed consolidated information is presented for illustration purposes only. It is not necessarily indicative of the financial position or results of operations that would actually have been reported had the combination been in effect during those periods or that may be reported in the future. The statements should be read in conjunction with On The Go's historical financial statements and notes thereto included in filings with the SEC.

                     Independent Auditors' Report



Board of Directors and Shareholders of
Compuquest Inc.
Computer Division
Concord, Ontario
Canada


We have audited the accompanying balance sheets of Compuquest Inc.(Computer Division) as of July 31, 2003 and July 31, 2002 and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended July 31, 2003 and July 31, 2002. These financial statements are the responsibility of the management of Compuquest Inc.(Computer Division)
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Compuquest Inc.(Computer Division) as of July 31, 2003 and 2002 and the results of its operations and its cash flows for the years ended July 31, 2003 and July 31, 2002 in conformity with accounting principles generally accepted in the United States of America.



Rosenberg Smith & Partners
Chartered Accountants
Concord, Ontario
December 12, 2003


                                                                             F1

                                Compuquest Inc.
                               Computer Division
                                Balance Sheets
                    As of July 31, 2003 and July  31, 2002


                                                              2003         2002
                                                        ----------    ---------
ASSETS
Current assets:
   Bank                                                 $        0    $  82,047
   Accounts receivable                                     191,017      328,170
   Inventory                                                57,634       58,456
   Income taxes recoverable                                  1,648        8,221
                                                        ----------    ---------
   Total current assets                                    250,299      476,894

Property and equipment, net of accumulated amortization     30,105       33,737

Loans receivable                                            25,994       57,028
                                                        ----------    ---------
Total assets                                            $  306,398    $ 567,659
                                                        ==========    =========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
   Bank indebtedness                                    $   87,145    $       0
   Accounts payable and Accrued expenses                   213,491      343,833
                                                        ----------    ---------

Total liabilities                                          300,636      343,833
                                                        ----------    ---------
Stockholders' equity:

   Retained earnings (deficit)                                (887)     230,256

   Accumulated other comprehensive income (loss)             6,649       (6,430)
                                                        ----------    ---------
   Total stockholders' equity                                5,762      223,826
                                                        ----------    ---------
                                                        $  306,398    $ 567,659
                                                        ==========    =========



The accompanying notes are an integral part of these  financial statements.  F2

                                Compuquest Inc.
                               Computer Division
                            Statements of Operation
              For the years ending July 31, 2003 and July 31, 2002



                                                             2003         2002
                                                       ----------    ---------

Sales                                                  $1,555,860   $2,661,791

   Cost of sales                                        1,339,475    2,244,690
                                                       ----------    ---------
   Gross profit                                           216,385      417,101

   Selling, general and administrative expenses           414,122      420,912
                                                       ----------    ---------
Net loss before income taxes                             (197,737)      (3,811)
   Income tax benefit                                           0        5,784
                                                       ----------    ---------
Net income (loss)                                       $(197,737)      $1,973
                                                       ===========   =========





The accompanying notes are an integral part of these financial statements.   F3

                                Compuquest Inc.
                               Computer Division
                Statements of Stockholders' Equity (Deficiency)
                     As of July 31, 2003 and  July 31, 2002

                                                                   Accumulated
                                   Accumulated                        other
                                     Deficit      Comprehensive   Comprehensive
                                                      Loss            Loss
                                   -----------    --------------  -------------
Balance July 31, 2001                $228,283                        $       0

   Net income for the year              1,973             1,973

   Foreign currency translation
     adjustment                                          (6,430)        (6,430)
                                   -----------    --------------  -------------
Balance July 31, 2002                 230,256           ($4,457)        (6,430)
                                                  ==============
   Net loss for the year             (197,737)         (197,737)

   Dividends paid                     (33,406)

   Foreign currency translation
     adjustment                                          13,079         13,079
                                   -----------    --------------  -------------
Balance July 31, 2003                   ($887)        ($184,658)        $6,649
                                   ===========    ==============  =============


The accompanying notes are an integral part of the financial statements.     F4

                                Compuquest Inc.
                              Computer Division
                           Statements of Cash Flows
                   For the years ended July 31,  2003 and 2002


                                                             2003          2002
                                                       -----------   ----------
Operating activities
   Net income (loss)                                   $ (197,737)   $   1,973

   Adjustments to reconcile net loss to net cash used
   by operating activities:
   Amortization                                            11,677       10,121
     (Increase) decrease in:
      Accounts receivable                                 167,434      (73,788)
      Inventory                                             7,690       14,504
      Prepaid expenses                                        367            0
      Income taxes                                          7,153        4,150
   Increase (decrease) in:
      Accounts payable and accrued expenses              (163,248)     107,085
                                                       -----------   ----------
   Total adjustments                                       31,073       62,072
                                                       -----------   ----------
   Net cash provided by (used in) operating activities   (166,664)      64,045
                                                       -----------   ----------
Investing activity
   Acquisitions of property and equipment                  (4,270)      (2,673)
                                                       -----------   ----------
   Net cash used in investing activities                   (4,270)      (2,673)
                                                       -----------   ----------
Financing activities
   Dividends paid                                         (33,406)           0
   Increase in bank indebtedness                           81,945            0
   Increase in loans receivable                                 0      (22,528)
   Payments on loans receivable                            35,931            0
                                                       -----------   ----------
   Net cash provided by (used in) financing activities     84,470      (22,528)
                                                       -----------   ----------
Effect of exchange rate changes on cash                     4,417       (1,606)
                                                       -----------   ----------
Net (decrease) increase in cash                           (82,047)      37,238
Cash at beginning of period                                82,047       44,809
                                                       -----------   ----------
Cash at end of period                                  $        0    $  82,047
                                                       ===========   ==========
Supplemental disclosures of cash flow information
Income taxes refunded                                      (7,701)     (30,872)
                                                       -----------   ----------
Interest paid                                               3,103        6,753
                                                       -----------   ----------


The accompanying notes are an integral part of these financial statements.   F5

                                Compuquest Inc.
                              Computer Division
                        Notes to Financial Statements
                         As of July 31, 2003 and 2002







1.      Management's Plans

        The division has sustained operating losses for the year ended
        July 2003 and for the period ended September 30, 2003. The division sold its operating assets and liabilities to On the Go Healthcare, Inc. effective October 1, 2003.

        Management believes that despite the recent losses and limited working capital, the sale to the public company will stabilize the working capital requirements and permit the division to focus on its sales and marketing efforts to improve operational results and its financial condition.

2.      Basis of Presentation

        Compuquest Inc. is a Canadian corporation, incorporated in Ontario on November 30, 1989. The division supplies primarily corporate clients with one-stop shop computer hardware, software, peripherals and supplies. The division's clientele is located across Canada and includes the educational government public sector in addition to its corporate clients.

        These financial statements include only the assets and liabilities and operations which were sold to On the Go Healthcare, Inc. on October 21, 2003 with an effective date of transfer of October 1, 2003.


3.      Significant Accounting Policies

        The significant accounting policies followed are:

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The majority of cash is maintained with a major financial institution in Canada. Deposits with these banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed on demand and, therefore, bear minimal risk.

        The Division extends credit to its various customers based on the customer's ability to pay. Based on management's review of accounts receivable, an allowance for doubtful accounts has been recorded.

        Inventory, consisting of computer hardware, is stated at the lower of cost (determined on an average cost basis) or market.

        Property and equipment are recorded at cost. Depreciation is calculated by the declining-balance and straight-line methods over the estimated useful lives of the assets, ranging generally from two to five years. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When plant and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

                                                                             F6

        The Company follows Statement of Financial Accounting Standards
        Board No. 121 (SFAS No. 121), Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.
        SFAS No. 121 requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. In performing the review of recoverability, the Division estimates the future undiscounted cash flows that are expected to result from the use of the assets and their eventual disposition. Because events and circumstances frequently do not occur as expected, there will usually be differences between the estimated and actual future undiscounted cash flows, and these differences may be material. If an asset is determined to be impaired, the Division recognizes a loss for the difference between the carrying amount and the fair value of the asset. The fair value of the asset is measured using quoted market prices or, in the absence of quoted market prices, fair value is based on an estimate of discounted cash flow analysis. During the periods presented, the Division determined that its long lived assets were not impaired.

        Foreign currency translation adjustments arise from the translation of the functional currency of the company into the reporting currency U.S. dollars. The balance sheet is translated at the exchange rate in effect at the balance sheet date, while the statement of operations is translated at the average rates of exchange during the period. The resulting translation adjustments are recorded directly to accumulated other comprehensive income (loss).

        Foreign currency transaction gains and losses represent gains and losses resulting from transactions entered into in currencies other than the functional currency of the company. These transaction gains and losses are included in results of operations.

        Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that included the enactment date. Deferred tax assets are evaluated to determine if the benefit is more likely than not to be realized. If required a valuation allowance is recorded to reduce the value of deferred tax assets to reflect a valuation allowance.

        The Company recognizes revenue when title of goods passes to the customer (generally upon shipment).

        The Company records amounts billed to customers for shipping and handling costs as sales revenue. Costs incurred by the Company for shipping and handling are included in cost of sales.

        The Company offers discounts and point-of-sale rebates to its customers on its products. The costs of these discounts and point-of-sale rebates are recognized at the date at which the related sales revenue is recognized and are recorded as a reduction of sales revenue.

        Advertising costs are charged to operations when the advertising first takes place. Advertising expense for the years ended July 31, 2003 and 2002 amounted to $35,608 and $45,834 respectively. The Company has not incurred any direct-response advertising costs.


                                                                             F7

4.      Recent pronouncements

        In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". This statement eliminates the automatic classification of gain or loss on extinguishment of debt as an extraordinary item of income and requires that such gain or loss be evaluated for extraordinary classification under the criteria of Accounting Principles Board No. 30 "Reporting Results of Operations". This statement also requires sales-leaseback accounting for certain lease modifications that have economic effects that are similar to sales-leaseback transactions, and makes various other technical corrections to existing pronouncements. This statement was effective for the Company for the year ending July 31, 2003. The adoption of SFAS 146 did not have a significant effect on the Company's financial statement presentation or disclosure..

        In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This Statement requires recording costs associated with exit or disposal activities at their fair values when a liability has been incurred. Under previous guidance, certain exit costs were accrued upon management's commitment to an exit plan. Adoption of this Statement is required with the beginning of fiscal year 2003. . The adoption of this statement did not have a material effect on the Company's results of operations or financial position.

        In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and interpretation of FASB Statements No. 5, 57,and 107 and Rescission of FASB Interpretation No. 34. FIN 45 clarifies the requirements of FASB Statement No. 5, Accounting for Contingencies, relating to the guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. This interpretation clarifies that a guarantor is required to recognize, at the inception of certain types of guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of this Interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor's fiscal year-end.
        The disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company adopted FIN 45 on July 31, 2003.
        The adoption of FIN 45 did not have a material impact on the Company's disclosure requirements.

        In January 2003, the FASB issued SFAS No. 148, Accounting for Stock -Based Compensation - Transition and Disclosures. This statement provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement also amends the disclosure requirements of SFAS No. 123 to require more prominent and frequent disclosures in the financial statements about the effects of stock-based compensation. The transitional guidance and annual disclosure provisions of this Statement is effective for the July 31, 2003 financial statements. The company has no outstanding stock based compensation.


                                                                             F8

        In January 2003, the Financial Accounting Standards Board issued Interpretation No. 46, "Consolidation of Variable Interest Entities," which addresses consolidation by business enterprises of variable interest entities. In general, a variable interest entity is a corporation, partnership, trust, or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. A variable interest entity often holds financial assets, including loans or receivables, real estate or other property. A variable interest entity may be essentially passive or it may engage in research and development or other activities on behalf of another company. The objective of Interpretation No. 46 is not to restrict the use of variable interest entities but to improve financial reporting by companies involved with variable interest entities. Until now, a company generally has included another entity
        in its   financial statements only if it controlled the entity through voting interests.  Interpretation No. 46 changes that by requiring a
        variable interest entity to be   by a company if that company is
        subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The consolidation requirements of Interpretation No. 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The Company does not have any variable interest entities, and, accordingly, adoption did not have a material effect on the Company.

        In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a significant effect on the Company's financial statement presentation or disclosures.

        In May 2003, the FASB issued SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS 150 establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity.
        SFAS 150 requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning the Company's interim period commencing July 1, 2003. SFAS 150 is to be implemented by reporting the cumulative effect of a change in accounting principle for financial instruments created before the issuance date of SFA 150 and still existing at the beginning of the interim period of adoption. The adoption of SFAS 150 did not have a significant effect on the company's financial statement presentation or disclosures.


5.      Accounts receivable


                                                2003            2002
                                            --------        --------
        Accounts receivable                 $195,503        $329,278
        Provision for doubtful accounts        4,486           1,108
                                            --------        --------
        Accounts receivable, net            $191,017        $328,170
                                            --------        --------


                                                                             F9

6.      Property and Equipment

        Property and equipment consist of the following as of July 31;

                                                2003            2002
                                            --------        --------

        Office equipment                     $59,693         $51,165
        Computer software                      2,451               0
        Computer hardware                     22,818          20,268
        Leasehold Improvements                 7,955           7,066
                                            --------        --------

                                              92,917          78,499
        Less accumulated depreciation         62,812          44,762
                                            --------        --------
                                             $30,105         $33,737
                                            ========        ========


        Depreciation expense for property and equipment for the years July 31, 2003 and 2002 were $11,677 and $10,121 respectively.


7.      Loans Receivable

        The loans receivable are non-interest bearing, and have not been assumed by On The Go as of the date of transfer October 1, 2003

8.      Bank indebtedness

        The company has a line of credit in the amount of $150,000 that bears interest at the bank's prime lending rate plus 1% per annum. The line of credit is secured by a general assignment of book debts, inventory and the personal guarantee of one of the directors.

        The credit line, as part of the acquisition of the operating assets, is being repaid by the acquirer, On the Go Healthcare, Inc. as described in note 11. The credit line has not been transferred to the acquirer.

9.      Net loss per share

        Net loss per share has not been computed as no shares have been issued on the acquisition by On the Go Healthcare, Inc.

10.     Lease Commitments

        The company's lease obligation was settled subsequent to the year end and the landlord has released the company from all future lease obligations for the payment of $5,552 in October 2003.



                                                                            F10

11.     Income Taxes

        Compuquest Inc. is a corporation that reports and files its corporate business tax return with the Canada Customs and Revenue Agency, which governs the administration of income taxes for Canada. The components of the provision for income tax (benefit) expense consist of:


                                                2003            2002
                                            --------        --------
        Foreign                             $      0         $(5,784)
                                            --------        --------


        The principal reason that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 34 percent is as follows:



                                                        2003            2002
                                                    ---------       ---------
        US statutory rate                            (67,231)         (1,296)
        Changes in tax resulting from foreign
        Income tax at rates other than US
        Statutory rate                               (11,864)           (229)
        Increase (decrease) in valuation allowance    79,095          (4,260)
                                                    ---------       ---------
                                                    $      0         $(5,784)
                                                    ---------       ---------





12.     Subsequent events

        On October 21, 2003, the shareholders signed an agreement to sell the operating assets and liabilities of the company to On the Go Healthcare, Inc. The agreement provides that there is no consideration on the acquisition beyond the assumption of the operating liabilities. In addition, On the Go Healthcare, Inc. agreed to employ certain of the employees of Compuquest, Inc. The investment has been accounted for by the purchase method as follows;


        Accounts receivable      191,888
        Inventory                 33,624
        Property and equipment    63,613
        Bank indebtedness        (79,161)
        Accounts payable        (209,964)
                                ---------
        Net                          Nil


13.     Proforma information

        As detailed in Note 12, the operating assets and liabilities of the Computer Division were acquired by On the Go Healthcare Inc. The following proforma information provides the effect the acquisition would have had on the assets and liabilities of On the Go Healthcare, Inc. and the results of operations for the year ended July 31, 2003 as if the acquisition had occurred at July 31, 2003 and on August 1, 2002 respectively.



                                                                            F11

                        Proforma Balance Sheet July 31, 2003
                                    (Unaudited)


                              On the Go   Compuquest  Proforma       Proforma
                              Healthcare  Inc.        adjustments    Balance
                              Inc.                                   sheet

Assets
Current assets
   Bank                       $      762  $        0  $        0    $      762
   Accounts receivable            21,760     191,017           0       212,777
   Inventory                      78,197      57,634           0       135,831
   Prepaid expenses              116,797       1,648           0       118,445
                              ----------  ----------  ----------    -----------
                                 217,516     250,299           0       467,815
Property and equipjment
   net of accumulated
     amortization                 40,167      30,105      25,980        96,252
Loans receivable                       0      25,994     (25,994)            0
                              ----------  ----------  ----------    -----------
Total assets                  $  257,683  $  306,398  $      (14)   $  564,067
                              ==========  ==========  ==========    ===========
Liabilities and
Stockholders' Equity

Current liabiliites
   Bank indebtedness          $   12,457  $   87,145  $        0    $   99,602
   Accounts payable and
     accrued liabiliites          48,461     213,491           0       261,952
                              ----------  ----------  ----------    -----------
                                  60,918     300,636           0       361,554
Notes payable to related party   125,947           0           0       125,947
                              ----------  ----------  ----------    -----------
                                 186,865     300,636           0       487,501
                              ----------  ----------  ----------    -----------
Stockholders' Equity
   Common stock                    3,766           0           0         3,766
   Additional paid in capital    794,075           0           0       794,075
   Treasury stock                (21,243)          0           0       (21,243)
   Accumulated deficit          (704,815)       (887)     (3,739)     (709,441)
   Accumulated other
     comprehensive
     income (loss)                  (965)      6,649       3,725         9,409
                              ----------  ----------  ----------    -----------
Total stockholders' equity        70,818       5,762         (14)       76,566
                              ----------  ----------  ----------    -----------
                                $257,683  $  306,398         (14)   $  564,067
                              ==========  ==========  ==========    ===========


The fixed assets have been adjusted to reflect the allocation of the excess of the liabilities assumed over the book value of the assets acquired assuming the transaction was effected on July 31, 2003.



                                                                            F12

                           Proforma Income Statement
                        For the year ended July 31, 2003
                                  (Unaudited)


                              On the Go   Compuquest  Proforma       Proforma
                              Healthcare  Inc.        adjustments    Income
                              Inc.                                   Statement


Sales                         $   91,584  $1,555,860           0    $1,647,444
   Cost of sales                  41,308   1,339,475           0     1,380,783
                              ----------  ----------  ----------    -----------
   Gross profit                   50,276     216,385           0       266,661
   Selling, general and
     administrative expenses     337,177     414,122       3,739       755,038
                              ----------  ----------  ----------    -----------
Net loss before income taxes    (286,901)   (197,737)     (3,739)     (488,377)
   Income tax benefit(expense)  (101,783)          0           0      (101,783)
                              ----------  ----------  ----------    -----------
Net loss                      $ (388,684) $ (197,737)     (3,739)   $ (590,160)
                              ==========  ==========  ==========    ===========
Net loss per common share                                           $    (0.02)
                                                                    ===========
Weighted average number of common shares outstanding                31,540,363
                                                                    ===========


The fixed assets have been adjusted to reflect the allocation of the excess of the liabilities assumed over the book value of the assets acquired assuming the transaction was effected on August 1, 2002. Amortization has been adjusted to reflect the adjustment of fixed assets to fair market value.



                                                                            F13

EXHIBIT NUMBER   DESCRIPTION
--------------  -----------
10.1*            Agreement of Purchase and Sale between the Company and
                 Compuquest, Inc. dated October 21, 2003

23.1             Consent of Rosenberg Smith & Partners as Independent Auditors



* Previously filed





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ON THE GO HEALTHCARE, INC.
                                       (Registrant)

Date: December 19, 2003                /s/ Stuart Turk
                                     ----------------------------------
                                     Name: Stuart Turk
                                     Title: President and
                                            Chief Executive Officer